Exhibit A-3



				     BY-LAWS

				       OF

				 [MANAGER CORP.]

		     (hereinafter called the "Corporation")

				    ARTICLE I

				     OFFICES
				     -------

	  Section 1. Registered Office. The registered office of the Corporation
	  ---------  -----------------
shall be in the City of [To Come], County of [To Come], State of Delaware.

	  Section 2. Other Offices. The Corporation may also have offices at
	  ---------  -------------
such other places both within and without the State of Delaware as the Board of Directors may from time to time determine.

				   ARTICLE II

			    MEETINGS OF SHAREHOLDERS
			    ------------------------

	  Section 1. Place of Meetings. Meetings of the shareholders for the
	  ---------  -----------------
election of directors or for any other purpose shall be held at such time and place, either within or without the State of Delaware as shall be designated from time to time by the Board of Directors.


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	  Section 2. Annual Meetings. The Annual Meetings of Shareholders for
	  ---------  ---------------
the election of directors shall be held on such date and at such time as shall be designated from time to time by the Board of Directors. Any other proper business may be transacted at the Annual Meeting of Shareholders.

	  Section 3. Special Meetings. Unless otherwise required by law or by
	  ---------  ----------------
the certificate of incorporation of the Corporation, as amended and restated from time to time (the "Certificate of Incorporation"), Special Meetings of Shareholders, for any purpose or purposes, may be called by the Chairman and shall be called by the Chairman if the holders of not less than fifty (50) percent of all the votes entitled to be cast on any issue proposed to be considered at the proposed Special Meeting of Shareholders sign, date and deliver to the Corporation's Secretary one or more written demands for the meeting describing the purpose or purposes for which it is to be held or a resolution adopted by a majority of the entire Board of Directors requests such a meeting with such resolution stating the purpose or purposes of the proposed meeting. At a Special Meeting of Shareholders, only such business shall be conducted as shall be specified in the notice of meeting (or any supplement thereto).

	  Section 4. Notice. Whenever shareholders are required or permitted to
	  ---------  ------
take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a Special Meeting, the purpose or purposes for which the meeting is called. Unless otherwise required by law, the written notice of any meeting shall be given not


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


less than ten nor more than sixty days before the date of the meeting to each shareholder entitled to vote at such meeting.

	  Section 5. Adjournments. Any meeting of the shareholders may be
	  ---------  ------------
adjourned from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

	  Section 6. Quorum. Unless otherwise required by law or the Certificate
	  ---------  ------
of Incorporation, the holders of a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, such quorum shall not be present or represented at any meeting of the shareholders, the shareholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, in the manner provided in Section 5, until a quorum shall be present or represented.


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


	  Section 7. Voting. Unless otherwise required by law, the Certificate
	  ---------  ------
of Incorporation or these By-Laws, any question brought before any meeting of shareholders, other than the election of directors, shall be decided by the vote of the holders of a majority of the total number of votes of the capital stock represented and entitled to vote thereat, voting as a single class. Unless otherwise provided in the Certificate of Incorporation, and subject to Section 5 of Article V hereof, each shareholder represented at a meeting of shareholders shall be entitled to cast one vote for each share of the capital stock entitled to vote thereat held by such shareholder. Such votes may be cast in person or by proxy but no proxy shall be voted on or after three years from its date, unless such proxy provides for a longer period. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of shareholders, in such officer's discretion, may require that any votes cast at such meeting shall be cast by written ballot.

	  Section 8. Consent of Shareholders in Lieu of Meeting. Unless
	  ---------  ------------------------------------------
otherwise provided in the Certificate of Incorporation, any action required or permitted to be taken at any Annual or Special Meeting of Shareholders of the Corporation, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office


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


in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of shareholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each shareholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered in the manner required by this Section 8 to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery to its registered office in the state of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of shareholders are recorded. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those shareholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Corporation as provided above in this section.

	  Section 9. List of Shareholders Entitled to Vote. The officer of the
	  ---------  -------------------------------------
Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each shareholder and the number


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


of shares registered in the name of each shareholder. Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any shareholder of the Corporation who is present.

	  Section 10. Stock Ledger. The stock ledger of the Corporation shall be
	  ----------  ------------
the only evidence as to who are the shareholders entitled to examine the stock ledger, the list required by Section 9 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of shareholders.

	  Section 11. Conduct of Meetings. The Board of Directors of the
	  ----------  -------------------
Corporation may adopt by resolution such rules and regulations for the conduct of the meeting of the shareholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of the shareholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda


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


or order of business for the meeting; (ii) the determination of when the polls shall open and close for any given matter to be voted on at the meeting; (iii) rules and procedures for maintaining order at the meeting and the safety of those present; (iv) limitations on attendance at or participation in the meeting to shareholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (v) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (vi) limitations on the time allotted to questions or comments by participants.

				   ARTICLE III

				    DIRECTORS
				    ---------

	  Section 1. Number, Election and Qualifications of Directors. The Board
	  ---------  ------------------------------------------------
of Directors shall consist of not less than seven nor more than twelve members, the exact number of which shall initially be fixed by the Certificate of Incorporation and thereafter from time to time by the Board of Directors. The Board of Directors shall be and is divided into three classes of directors of as nearly equal numbers as is possible, designated Class I, Class II and Class III, respectively, serving staggered three-year terms, with the term of a class expiring at each Annual Meeting of Shareholders. At each Annual Meeting of Shareholders, a number of directors equal to the number of directors of the class whose terms expires at such Annual Meeting of Shareholders (or the number of directors properly nominated and qualified for election) shall be elected to hold office until the third succeeding Annual Meeting of Shareholders after


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


their election. Any increase or decrease in the number of directors shall be so apportioned among the classes of directors as to make all classes as nearly equal in number as possible. In all cases, each director shall serve until a successor has been elected and qualified or until such director's earlier resignation, retirement, removal from office, death or disability. Except as provided in Section 2 of this Article III, directors shall be elected by a plurality of the votes cast by the shares of Class A Common Stock present and entitled to vote thereon at a meeting at which a quorum is present. Any director may resign at any time upon written notice to the Corporation. Directors must own a minimum of 10 shares of Class A Common Stock and must satisfy the qualifications for Director Independence set forth in Section 11 hereof. The Board of Directors shall set, by resolution, the maximum age limitation to be imposed in connection with the election of directors; until the Board of Directors adopts any such resolution, no person shall be entitled to be elected a director after such person reaches the age of 72.

	  Section 2. Vacancies. Unless otherwise required by law or the
	  ---------  ---------
Certificate of Incorporation, vacancies resulting from an increase in the number of directors may be only by a majority of the directors then in office, provided that a quorum is present, and any other vacancies arising through death, resignation, removal, or otherwise may be filled only by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office for the full term of the class of directors in which the vacancy occurs or is created by an increase in


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


the number of directors and until their successors are duly elected and qualified, or until their earlier death, resignation or removal.

	  Section 3. Duties and Powers. The business and affairs of the
	  ---------  -----------------
Corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By-Laws required to be exercised or done by the shareholders.

	  Section 4. Meetings. The Board of Directors may hold meetings, both
	  ---------  --------
regular and special, either within or without the State of Delaware. Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman or by a majority of the Board of Directors. Notice thereof stating the place, date and hour of the meeting shall be given to each director either by mail not less than forty-eight (48) hours before the date of the meeting, by telephone or telegram on twenty-four (24) hours' notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

	  Section 5. Quorum. Except as otherwise required by law or the
	  ---------  ------
Certificate of Incorporation, at all meetings of the Board of Directors, a majority of the entire Board of Directors then in office shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the

Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting of the time and place of the adjourned meeting, until a quorum shall be present.

	  Section 6. Actions by Written Consent. Unless otherwise provided in
	  ---------  --------------------------
the Certificate of Incorporation, or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

	  Section 7. Meetings by Means of Conference Telephone. Unless otherwise
	  ---------  -----------------------------------------
provided in the Certificate of Incorporation, members of the Board of Directors of the Corporation, or any committee thereof, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this
Section 7 shall constitute presence in person at such meeting.

	  Section 8. Committees. The Board of Directors may designate one or
	  ---------  ----------
more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors shall establish an Audit Committee which shall satisfy all of the applicable requirements (including the adoption of an appropriate charter for such audit committee) of the Securities and Exchange

Commission and the New York Stock Exchange or National Association of Securities Dealers. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Any committee, to the extent permitted by law and provided in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Each committee shall keep regular minutes and report to the Board of Directors when required.

	  Section 9. Compensation. The directors may be paid their expenses, if
	  ---------  ------------
any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director, payable in cash or securities. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.


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


	  Section 10. Interested Directors. No contract or transaction between
	  ----------  --------------------
the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because the director or officer's vote is counted for such purpose if (i) the material facts as to the director or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to the director or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the shareholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.


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


	  Section 11. Director Independence. No person shall be nominated or
	  ----------  ---------------------
elected a director of the Corporation, nor may any person serve or continue to serve as a director of the Corporation, unless and until such person and all members of his or her Immediate Family (as defined in these By-Laws) has no financial interest in, including the ownership of securities of, any Market Participant (as defined in these By-Laws), except that such a person and any member of his or her Immediate Family will be permitted to own securities of a Market Participant through diversified mutual funds (other than those funds concentrating their investments in the electric power industry or the electric utility industry or any segments thereof). Notwithstanding the foregoing, any such person and any member of his or her Immediate Family who holds a financial interest in a Market Participant may (i) hold such a financial interest for a period not to exceed six months following such person's initial election to the Board of Directors or (ii) petition (or the Corporation, on behalf of any such person and any member of his Immediate Family, may petition) the Federal Energy Regulatory Commission (the "FERC") for (x) an exception to the foregoing prohibition on holding any such financial interest or (y) an extension of time to dispose of any such financial interest (with respect, however, in either case to only those financial interests held by such person and any member of his


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Immediate Family at the time of such person's initial election to the Board of
Directors), which exception or extension the FERC may grant if the FERC determines that the required disposition of such financial interest will result in economic hardship to such person or any member of his or her Immediate Family due to tax effects or legal restraints on the transfer of such financial interest and that granting such exception or extension will be consistent with the public interest. For purposes of these By-Laws, "Market Participant" shall have the meaning ascribed to such term in Order No. 2000 and all supplements and amendments thereto issued by the FERC and the "Immediate Family" of a person shall mean such person's spouse and dependent children.

	  No person shall be in violation of the foregoing provisions if he or she or any member of his or her Immediate Family continues his or her pre-existing participation in a qualified defined benefits pension plan, health benefits plan, and/or other supplemental retirement plans of a Market Participant for purposes of receiving pension and other supplemental benefits and post-employment health benefits or remaining eligible to receive such benefits at a future time so long as the benefits to such person under any such pension plan do not vary with the economic performance of such Market Participant or the value of any of such Market Participant's securities held by such plan; provided, however, that if any such person is able to transfer his or her pension account to another unrelated firm without suffering adverse financial consequences in the opinion of the Board of Directors, such person shall be required to effect such transfer.

	  In addition to the foregoing provisions, no director nor any member of his or her Immediate Family shall be an employee, director or officer of any Market Participant. The Board of Directors shall develop and implement policies,


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designed to ensure independence, regarding the ownership of securities of suppliers of the Corporation by directors and members of their Immediate Family.

	  In connection with the foregoing, the Corporation shall retain an independent compliance auditor (which shall not be its independent public accountant) and cause such independent compliance auditor to obtain all information necessary to determine whether each director of the Corporation is in compliance with the provisions of this Section 11. Each director shall file an annual compliance affidavit with such independent compliance auditor. Such independent compliance auditor shall report to the Audit Committee of the Board of Directors any facts and circumstances which lead it to believe that any director of the Corporation is not in compliance with the provisions of this
Section 11. With the exception of any such report to the Audit Committee and any action taken by the Audit Committee as a consequence thereof, all information obtained and compiled by such independent compliance auditor shall be held in strict confidence by the same.

				   ARTICLE IV

				    OFFICERS
				    --------

	  Section 1. General. The officers of the Corporation shall be chosen by
	  ---------  -------
the Board of Directors and shall be a Chairman, a President, a Secretary and a Treasurer, as well as a Chief Executive Officer, a Chief Financial Officer and a Principal Accounting Officer. The Chairman shall be a director of the Corporation. The Board of Directors, in its discretion, also may choose one or more Vice Presidents, Assistant Secretaries, Assistant Treasurers and other officers. Any number of offices may be held by the same person, unless otherwise


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prohibited by law or the Certificate of Incorporation. The officers of the
Corporation need not be shareholders of the Corporation nor, except in the case of the Chairman, need such officers be directors of the Corporation. The Board of Directors, by resolution, shall establish the authority and responsibilities for each of the Chief Executive Officer, the Chief Financial Officer and the Principal Accounting Officer.

	  Section 2. Election. The Board of Directors, at its first meeting held
	  ---------  --------
after each Annual Meeting of Shareholders (or action by written consent of shareholders in lieu of the Annual Meeting of Shareholders), shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors, provided, however, that prior to the election of any person as an officer of the Corporation (other than the Chief Executive Officer) the Chief Executive Officer shall recommend to the Board of Directors persons to be selected for each such office. All officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier death, resignation or removal. Any officer elected by the Board of Directors may be removed at any time by the affirmative vote of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries and other compensation of all officers of the Corporation shall be fixed by the Board of Directors.


				       16
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	  Section 3. Voting Securities Owned by the Corporation. Powers of
	  ---------  ------------------------------------------
attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the President or any Vice President or any other officer authorized to do so by the Board of Directors and any such officer may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

	  Section 4. Chairman. The Chairman shall preside at all meetings of the
	  ---------  --------
shareholders and of the Board of Directors. The Chairman shall possess the same power as the President to sign all contracts, certificates and other instruments of the Corporation which may be authorized by the Board of Directors. During the absence or disability of the President, the Chairman shall exercise all the powers and discharge all the duties of the President. The Chairman shall also perform such other duties and may exercise such other powers as may from time to time be assigned by these By-Laws or by the Board of Directors.

	  Section 5. President. The President shall, subject to the control of
	  ---------  ---------
the Board of Directors and the Chairman, have general supervision of the business of the Corporation and shall see that all orders and resolutions of the


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Board of Directors are carried into effect. The President shall execute all bonds, mortgages, contracts and other instruments of the Corporation requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except that the other officers of the Corporation may sign and execute documents when so authorized by these By-Laws, the Board of Directors or the President. In the absence or disability of the Chairman, the President shall preside at all meetings of the shareholders and the Board of Directors. The President shall also perform such other duties and may exercise such other powers as may from time to time be assigned to such officer by these By-Laws or by the Board of Directors.

	  Section 6. Vice Presidents. At the request of the President or in the
	  ---------  ---------------
President's absence or in the event of the President's inability or refusal to act, the Chairman, or at the Chairman's request or in the Chairman's absence or inability or refusal to act, the Vice President, or the Vice Presidents if there is more than one (in the order designated by the Board of Directors), shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Each Vice President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe. In the Chairman's absence or inability or refusal to act and if there be no Vice President, the Board of Directors shall designate the officer of the Corporation who, in the absence of the President or in the event of the inability or refusal of the President to


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act, shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President.

	  Section 7. Secretary. The Secretary shall attend all meetings of the
	  ---------  ---------
Board of Directors and all meetings of shareholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for committees of the Board of Directors when required. The Secretary shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, the Chairman or the President, under whose supervision the Secretary shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the shareholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the President may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest to the affixing by such officer's signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.


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


	  Section 8. Treasurer. The Treasurer shall have the custody of the
	  ---------  ---------
corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of the Treasurer and for the restoration to the Corporation, in case of the Treasurer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the Treasurer's possession or under the Treasurer's control belonging to the Corporation.

	  Section 9. Assistant Secretaries. Assistant Secretaries, if there be
	  ---------  ---------------------
any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the


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


event of the Secretary's disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

	  Section 10. Assistant Treasurers. Assistant Treasurers, if there be
	  ----------  --------------------
any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, if there be one, or the Treasurer, and in the absence of the Treasurer or in the event of the Treasurer's disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of Assistant Treasurer and for the restoration to the Corporation, in case of the Assistant Treasurer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the Assistant Treasurer's possession or under the Assistant Treasurer's control belonging to the Corporation.

	  Section 11. Other Officers. Such other officers as the Board of
	  ----------  --------------
Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

	  Section 12. Officer Independence. No person shall serve or continue to
	  ----------  --------------------
serve as an officer of the Corporation, unless and until such person and all members of his or her Immediate Family has no financial interest in, including the ownership of securities of, any Market Participant, except that such person and any member of his or her Immediate Family will be permitted to own securities of a Market Participant through diversified mutual funds (other than those funds concentrating their investments in the electric power industry or the electric utility industry or any segments thereof). Notwithstanding the foregoing, any such person and any member of his or her Immediate Family who holds a financial interest in a Market Participant may (i) hold such a financial interest for a period not to exceed six months following such person's initial service as an officer or (ii) petition (or the Corporation, on behalf of any such person and any member of his Immediate Family, may petition) the FERC for
(x) an exception to the foregoing prohibition on holding any such financial interest or (y) an extension of time to dispose of any such financial interest (with respect, however, in either case to only those financial interests held by such person and any member of his Immediate Family at the time of such person's initial service as an officer), which exception or extension the FERC may grant if the FERC determines that the required disposition of such financial interest will result in economic hardship to such person or any member of his or her Immediate Family due to tax effects or legal restraints on the transfer of such financial interest and that granting such exception or extension will be consistent with the public interest.

	  No person shall be in violation of the foregoing provisions if he or she or any member of his or her Immediate Family continues his or her pre-existing participation in a qualified defined benefits pension plan, health benefits plan, and/or supplemental retirement plan of a Market Participant for purposes of receiving pension and other supplemental retirement benefits and post-employment health benefits or remaining eligible to receive such benefits at a future time so long as the benefits to such person under any such pension plan do not vary with the economic performance of such Market Participant or the value of any of such Market Participant's securities held by such plan.

	  In addition to the foregoing provisions, no officer nor any member of his or her Immediate Family shall be an employee, director or officer of any Market Participant.

	  The Board of Directors shall develop and implement policies, designed to ensure independence, regarding the ownership of securities of suppliers of the Corporation by officers and members of their Immediate Family.

	  In connection with the foregoing, the Corporation shall retain an independent compliance auditor (which shall not be its independent public accountant) and cause such independent compliance auditor to obtain all information necessary to determine whether each officer of the Corporation is in compliance with the provisions of this Section 12. Each officer shall file an annual compliance affidavit with such independent compliance auditor. Such independent compliance auditor shall report to the Audit Committee of the Board of Directors any facts and circumstances which lead it to believe that any officer of the Corporation is not in compliance with the provisions of this
Section 12. With the exception of any such report to the Audit Committee and any action taken by the Audit Committee as a consequence thereof, all information obtained and compiled by such independent compliance auditor shall be held in strict confidence by the same.

				    ARTICLE V

				      STOCK
				      -----

	  Section 1. Form of Certificates. Every holder of stock in the
	  ---------  --------------------
Corporation shall be entitled to have a certificate signed, in the name of the Corporation (i) by the Chairman, the President or a Vice President and (ii) by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by such shareholder in the Corporation.

	  Section 2. Signatures. Any or all of the signatures on a certificate
	  ---------  ----------
may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

	  Section 3. Lost Certificates. The Board of Directors may direct a new
	  ---------  -----------------
certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or the owner's legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed or the issuance of such new certificate.

	  Section 4. Transfers. Stock of the Corporation shall be transferable
	  ---------  ---------
in the manner prescribed by law and in these By-Laws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by such person's attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be cancelled before a new certificate shall be issued. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

	  Section 5. Record Date.
	  ---------  -----------

	  (a) In order that the Corporation may determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; providing, however, that the Board of Directors may fix a new record date for the adjourned meeting.

	  (b) In order that the Corporation may determine the shareholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining shareholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in this State, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of shareholders are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining shareholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolutions taking such prior action.

	  (c) In order that the Corporation may determine the shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the shareholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining shareholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

	  Section 6. Record Owners. The Corporation shall be entitled to
	  ---------  -------------
recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by law.

				   ARTICLE VI

				     NOTICES
				     -------

	  Section 1. Notices. Whenever written notice is required by law, the
	  ---------  -------
Certificate of Incorporation or these By-Laws, to be given to any director, member of a committee or shareholder, such notice may be given by mail, addressed to such director, member of a committee or shareholder, at such person's address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Written notice may also be given personally or by telegram, telex or cable.

	  Section 2. Waivers of Notice. Whenever any notice is required by law,
	  ---------  -----------------
the Certificate of Incorporation or these By-Laws, to be given to any director, member of a committee or shareholder, a waiver thereof in writing, signed, by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a person at a meeting, present in person or represented by proxy, shall constitute a waiver of notice of such meeting, except where the person attends the meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

				   ARTICLE VII

			       GENERAL PROVISIONS
			       ------------------

	  Section 1. Dividends. Dividends upon the capital stock of the
	  ---------  ---------
Corporation, subject to the requirements of the Delaware General Corporation Law ("GLC"), the Federal Power Act or any other applicable law and the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting of the Board of Directors (or any action by written consent in lieu thereof in accordance with Section 6 of
Article III hereof), and may be paid in cash, in property, or in shares of the Corporation's capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

	  Section 2. Disbursements. All checks or demands for money and notes of
	  ---------  -------------
the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

	  Section 3. Fiscal Year. The fiscal year of the Corporation shall be
	  ---------  -----------
fixed by resolution of the Board of Directors.

	  Section 4. Corporate Seal. The corporate seal shall have inscribed
	  ---------  --------------
thereon the name of the Corporation, the year of its organization and the words

"Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

				  ARTICLE VIII

				 INDEMNIFICATION
				 ---------------

	  Section 1. Power to Indemnify in Actions, Suits or Proceedings Other
	  ---------  ---------------------------------------------------------
than Those by or in the Right of the Corporation. Subject to Section 3 of this
------------------------------------------------
Article VIII, the Corporation shall indemnify any person who was or is a party to any proceeding (other than an action by, or in the right of, the Corporation), by reason of the fact that he or she is or was a director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against liability incurred in connection with such proceeding, including any appeal thereof, if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any proceeding by judgment, order, settlement, or conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation or, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

	  Section 2. Power to Indemnify in Actions, Suits or Proceedings by or
	  ---------  ---------------------------------------------------------
in the Right of the Corporation. Subject to Section 3 of this Article VIII, the
-------------------------------
Corporation shall indemnify any person, who was or is a party to any proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses and amounts paid in settlement not exceeding, in the judgment of the board of directors, the estimated expense of litigating the proceeding to conclusion, actually and reasonably incurred in connection with the defense or settlement of such proceeding, including any appeal thereof. Such indemnification shall be authorized if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made under this Article VIII in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable unless, and only to the extent that, the court in which such proceeding was brought, or any other court of competent jurisdiction, shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

	  Section 3. Authorization of Indemnification.
	  ---------  --------------------------------

     (a) Any indemnification under Section 1 and Section 2 of Article VIII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 1 or Section 2 of this Article VIII, as the case may be. Such determination shall be made: (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such proceeding; (ii) if such a quorum is not obtainable or, even if obtainable, by majority vote of a committee duly designated by the board of directors (in which directors who are parties may participate) consisting solely of two or more directors not at the time parties to the proceeding; (iii) by independent legal counsel (1) selected by the board of directors prescribed in (i) or the committee prescribed in (ii) or (2) if a quorum of the directors cannot be obtained for (i) and the committee cannot be designated under (ii), selected by majority vote of the full board of directors (in which directors who are parties may participate); or (iv) by the shareholders by majority vote of a quorum consisting of shareholders who were not parties to such proceeding or, if no such quorum is obtainable, by a majority vote of shareholders who were not parties to such proceeding. Evaluation of the reasonableness of expenses and authorization of indemnification shall be made in the same manner as the determination that indemnification is permissible. However, if the determination of permissibility is made by independent legal counsel, persons specified by (iii) shall evaluate the reasonableness of expenses and may authorize indemnification.

     (b) To the extent that a director, officer, employee, or agent of the Corporation has been successful on the merits or otherwise in defense of any proceeding referred to in Section 1 or Section 2 of this Article VIII or in defense of any claim, issue, or matter therein, he or she shall be indemnified against expenses actually and reasonably incurred by him or her in connection therewith.

	  Section 4. Good Faith Defined. For purposes of any determination under
	  ---------  ------------------
Section 3 of this Article VIII, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person's conduct was unlawful, if such person's action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to such person by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The term "another enterprise" as used in this
Section 4 shall mean any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent. The provisions of this Section 4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in
Section 1 or 2 of this Article VIII, as the case may be.

	  Section 5. Indemnification by a Court. Notwithstanding the failure of
	  ---------  --------------------------
the Corporation to provide indemnification, and despite any contrary determination of the board or of the shareholders in the specific case, a director, officer, employee, or agent of the Corporation who is or was a party to a proceeding may apply for indemnification or advancement of expenses, or both, to the court conducting the proceeding, to the circuit court, or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice that it considers necessary, may order indemnification and advancement of expenses, including expenses incurred in seeking court-ordered indemnification or advancement of expenses, if it determines that: (i) the director, officer, employee, or agent is entitled to mandatory indemnification under Section 3(b) of this Article VIII in which case the court shall also order the Corporation to pay the director reasonable expenses incurred in obtaining court-ordered indemnification or advancement of expenses; (ii) the director, officer, employee, or agent is entitled to indemnification or advancement of expenses, or both, by virtue of the exercise by the Corporation of its power pursuant to Section 7; or (iii) the director, officer, employee, or agent is fairly and reasonably entitled to indemnification or advancement of expenses, or both, in view of all the relevant circumstances, regardless of whether such person met the standard of conduct set forth in
Section 1, Section 2 or Section 7 of this Article VIII.

	  Section 6. Expenses Payable in Advance. Expenses incurred by an
	  ---------  ---------------------------
officer or director in defending a civil or criminal proceeding may be paid by the Corporation in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if he or she is ultimately found not to be entitled to indemnification by the Corporation pursuant to this Article VIII. Expenses incurred by other employees and agents may be paid in advance upon such terms or conditions that the board of directors deems appropriate.

	  Section 7. Nonexclusivity of Indemnification and Advancement of
	  ---------  ----------------------------------------------------
Expenses. The indemnification and advancement of expenses provided pursuant to
--------
this Article VIII are not exclusive, and the Corporation may make any other or further indemnification or advancement of expenses of any of its directors, officers, employees, or agents, under any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office. However, indemnification or advancement of expenses shall not be made to or on behalf of any director, officer, employee, or agent if a judgment or other final adjudication establishes that his or her actions, or omissions to act, were material to the cause of action so adjudicated and constitute: (i) a violation of the criminal law, unless the director, officer, employee, or agent had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe that his or her conduct was unlawful; (ii) a transaction from which the director, officer, employee, or agent derived an improper personal benefit; (iii) in the case of a director, a circumstance under which the liability provisions of Section 174 of GLC are applicable; or (iv) willful misconduct or a conscious disregard for the best interests of the Corporation in a proceeding by or in the right of the Corporation to procure a judgment in its factor or in a proceeding by or in the right of a shareholder.

	  Section 8. Insurance. The Corporation may purchase and maintain
	  ---------  ---------
insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against the person and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify the person against such liability under the provisions of this Article VIII.

	  Section 9. Certain Definitions. For purposes of this Article VIII,
	  ---------  -------------------
references to the "Corporation" include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, officer, employee, or agent of a constituent corporation, or is or was serving at the request of a constituent corporation as a director, officer, employee, or agent of another corporation, limited liability company, partnership, joint venture, trust, or other enterprise, is in the same position under this Article VIII with respect to the resulting or surviving corporation as he or she would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VIII, references to "other enterprises" include employee benefit plans. References to "expenses" include counsel fees, including those for appeal. References to "liability" include obligations to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to any employee benefit plan), and expenses actually and reasonably incurred with respect to a proceeding. The term "proceeding" includes any threatened, pending, or completed action, suit, or other type of proceeding, whether civil, criminal, administrative, or investigative and whether formal or informal. The term "agent" includes a volunteer. The term "serving at the request of the Corporation" includes any service as a director, officer, employee, or agent of the Corporation that imposes duties on such persons, including duties relating to an employee benefit plan and its participants or beneficiaries. The term "not opposed to the best interests of the Corporation" describes the actions of a person who acts in good faith and in a manner he or she reasonably believes to be in the best interests of the participants and beneficiaries of an employee benefit plan.

	  Section 10. Survival of Indemnification and Advancement of Expenses.
	  ----------  -------------------------------------------------------
The indemnification and advancement of expenses as provided in this Article VIII shall continue as, unless otherwise provided when authorized or ratified, to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person, unless otherwise provided when authorized or ratified.

	  Section 11. Limitation on Indemnification. Notwithstanding anything
	  ----------  -----------------------------
contained in this Article VIII to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 5 of this Article VIII), the Corporation shall not be obligated to indemnify any director, officer, employee, or agent in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Corporation.

				   ARTICLE IX

				 CODE OF CONDUCT
				 ---------------

	  Section 1. Compliance. The Board of Directors shall adopt the Code of
	  ---------  ----------
Conduct in the form attached to the TRANSCO Limited Liability Company Agreement, as may be revised by the FERC to ensure that such directors, officers and employees are independent from Market Participants.

				    ARTICLE X

				   AMENDMENTS
				   ----------

	  Section 1. Amendments. These By-Laws may be altered, amended or
	  ---------  ----------
repealed, in whole or in part, or new By-Laws may be adopted by the shareholders (as described below) or by the Board of Directors, provided, however, that notice of such alteration, amendment, repeal or adoption of new By-Laws be contained in the notice of such meeting of shareholders or Board of Directors as the case may be. All such amendments must be approved by either (i) the holders of two-thirds of the outstanding shares of Class A and Class B Common Stock, or
(ii) a majority of the entire Board of Directors then in office. Notwithstanding anything contained herein to the contrary, neither the Board of Directors nor the shareholders of the Corporation may amend these By-Laws in any manner that is inconsistent with Order No. 2000 and all supplements and amendments thereto issued by the FERC or any other applicable requirements of such other rules and orders as the FERC may now or hereafter issue regarding RTOs. A public informational copy of each amendment to these By-Laws shall be filed with the FERC together with a certificate duly executed on behalf of the Corporation certifying that such amendment is in compliance with Order No. 2000 and all supplements and amendments thereto issued by the FERC and all other applicable requirements of such other rules and orders as the FERC may now or hereafter issue regarding RTOs.

				      * * *


Adopted as of:
	       ---------------------

Last Amended as of:
		    ----------------